UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 31, 2006

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

          Delaware                  001-12000                 13-3696015
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)

           468 North Camden Drive Suite 256(I) Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 860-5697

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

Euroweb International Corp. ("Company"), subsequent to the Joint Venture with Ashfield Finance, LLC ("Ashfield"), as reported on Form 8K filed with the Securities and Exchange Commission on August 31, 2006, and detailed below, has entered and finalized on August 31, 2006 into a term sheet by and among the Company, ARM Corporate Finance Limited, London based investment bankers, and Cukierman and Co., Israeli investment bankers, for the establishment and potential listing of a company on the London OFEX exchange ("OFEXCO") with a view to having OFEXCO enter into an acquisition agreement to acquire 50.1% of Navigator Informatika Rt. ("Navigator"), the Company's wholly owned subsidiary, in exchange for 50.1% of OFEXCO. In addition, OFEXCO will have an option to purchase the remaining 49.9% of Navigator from the Company for cash and shares of OFEXCO. Subsequent to the acquisition of Navigator, OFEXCO intends to raise funds, with the objective of moving OFEXCO to the London AIM exchange of which there can be no guarantee.

The Company has previously entered into a Joint Venture Agreement with Ashfield forming EA Emerging Ventures Corp. ("EEVC") Through such Joint Venture, EEVC will provide a loan of about 500,000 sterling into OFEXCO, and commit to a further loan of an additional 500,000 sterling into OFEXCO at the time of OFEXCO's listing with the London AIM exchange, of which there can be no guarantee. Such secondary investment by EEVC is contingent on the investment from other investors, on the same terms and conditions. The structure of the transaction is based on cash and shares of OFEXCO to be paid to the Company, on terms that will be negotiate between the Company and the Investment Bankers. The transaction will be structured in a manner that if the suggested listing on the London AIM exchange is not successful, it will be null and void.

Item 9.01 Financial Statement and Exhibits

      Exhibit No.       Exhibit Description

      10.1 Term Sheet entered by and between Euroweb International Corp., ARM Corporate Finance and Cukierman & Company

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        EUROWEB INTERNATIONAL CORP.


                                        By: /s/ YOSSI ATTIA
                                           -------------------------------------
                                        Name:   Yossi Attia
                                        Title:  Chief Executive Officer


Date: September 5, 2006
      Beverly Hills, California